Supplement to the
Fidelity® Focused High Income Fund
June 29, 2018
Summary Prospectus

Effective December 1, 2018, the following information supplements similar information for Fidelity® Focused High Income Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Alexandre Karam (co-manager) has managed the fund since December 2018.

It is expected that Mr. Conti will retire effective as of December 31, 2018. At that time, Mr. Weaver and Mr. Karam will serve as co-managers of the fund.

FFH-SUM-18-01 1.9886599.101	November 30, 2018